UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2021

OppFi Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39550	85-1648122
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

OppFi Inc.

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

(Address of principal executive offices, including area code)

Registrant’s telephone number, including area code: (312) 212-8079

FG New America Acquisition Corp.

105 S. Maple Street

Itasca, Illinois 60143

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 16, 2021, FG New America Acquisition Corp., a Delaware corporation (“FGNA”), held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 22,700,457 (74.919%) of FGNA’s issued and outstanding shares of common stock held of record as of June 21, 2021, the record date for the Special Meeting, were present either in person (including by virtual presence online at the virtual Special Meeting) or by proxy, which constituted a quorum. FGNA’s stockholders voted on the following proposals at the Special Meeting, each of which was approved and described in more detail in FGNA’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2021. The final vote tabulation for each proposal is set forth below.

1.

Business Combination Proposal. To approve and adopt the Business Combination Agreement, dated as of February 9, 2021 (as amended, the “Business Combination Agreement”), by and among FGNA, Opportunity Financial, LLC, a Delaware limited liability company (“OppFi”), OppFi Shares, LLC, a Delaware limited liability company, and Todd Schwartz, in his capacity as the representative of the members of OppFi (the “Members”), and approve the other transactions contemplated thereby (the “Business Combination”). The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,201,555	488,643	10,259	0

2.

NYSE Proposal. To approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of FGNA’s issued and outstanding common stock (i) pursuant to the terms of the Business Combination Agreement and (ii) upon the exchange of the Retained OppFi Units (as defined in the definitive proxy statement) pursuant to the terms of the OppFi A&R LLCA (as defined in the definitive proxy statement), in each case, that may result in a Member owning more than 20% of FGNA’s outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under NYSE rules. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,158,468	490,431	51,558	0

3.

Charter Proposal. To approve FGNA’s proposed second amended and restated certificate of incorporation (the “Proposed Charter”) in connection with the Business Combination. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,168,326	488,944	43,187	0

4.

Advisory Charter Proposals. To approve and adopt, on a non-binding advisory basis, certain differences between FGNA’s amended and restated certificate of incorporation and the Proposed Charter, which were presented in accordance with the requirements of the SEC as eight separate sub-proposals:

A.

To provide that special meetings of stockholders of FGNA following the Business Combination (the “Company”) may be called, at any time when the SCG Holders (as defined in the definitive proxy statement) beneficially own, in the aggregate, 35% or more of the voting power of the stock of the Company entitled to vote generally in the election of directors, by a representative of the SCG Holders. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,162,615	489,243	48,599	0

B.

To provide that, at any time when the SCG Holders beneficially own, in the aggregate, less than 35% of the voting power of the stock of the Company entitled to vote generally in the election of directors, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders; provided, however, that any action required or permitted to be taken by the holders of preferred stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of preferred stock. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,151,616	491,054	57,787	0

C.

To provide that, at any time when the SCG Holders beneficially own, in the aggregate, 35% or more of the voting power of the stock of the Company entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Company having custody of the books in which proceedings of meetings of stockholders are recorded. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,109,917	532,728	57,812	0

D.

To provide that the Company opts out of Section 203 of the General Corporation Law of the State of Delaware, which prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with certain “interested stockholders” and their affiliates, and, instead, effective immediately following the closing of the Business Combination, the Company shall not engage in any business combination (as defined in the Proposed Charter), at any point in time at which the Company’s common stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (which, as defined in the Proposed Charter, shall not include SCG or any of its affiliates, or any person that acquires (other than in a registered public offering) directly from SCG or any of its successors or any “group”, or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of fifteen percent (15%) or more of the then outstanding voting stock of the Company) for a period of three years following the time that such stockholder became an interested stockholder, unless: (a) prior to such time, the board of directors of the Company (the “Board”) approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or (b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined in the Proposed Charter) of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (c) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Company that is not owned by the interested stockholder, or (d) the stockholder became an interested stockholder inadvertently and (i) as soon as practicable divested itself of ownership of sufficient shares so that the stockholder ceased to be an interested stockholder and (ii) was not, at any time within the three-year period immediately prior to a business combination between the Company and such stockholder, an interested stockholder but for the inadvertent acquisition of ownership, which provision of the Proposed Charter may only be amended by the affirmative vote of at least 66 2/3% of all then outstanding shares of the common stock of the Company. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,741,681	862,072	96,704	0

E.

To provide that, at any time when the SCG Holders beneficially own, in the aggregate, 35% or more of the voting power of the stock of the Company entitled to vote generally in the election of directors, any newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled by (i) the affirmative vote or written consent of the holders of at least a majority in voting power of all then outstanding shares of common stock, voting together as a single class, (ii) the affirmative vote or written consent of a majority of the remaining directors then in office, even if less than a quorum, or (iii) a sole remaining director, and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal; provided, however, that at any time when the SCG Holders beneficially own, in the aggregate, less than 35% of the voting power of the stock of the Company entitled to vote generally in the election of directors, any such newly created directorships and vacancies shall be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders). The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,153,341	488,439	58,677	0

F.

To provide that, at any time when the SCG Holders beneficially own, in the aggregate, 35% or more of the voting power of the stock of the Company entitled to vote generally in the election of directors, any or all of the directors may be removed from office at any time, either with or without cause and only by the affirmative vote or written consent of the holders of at least a majority in voting power of all then outstanding shares of common stock, voting together as a single class; provided, however, that at any time when the SCG Holders beneficially own, in the aggregate, less than 35% or more of the voting power of the stock of the Company entitled to vote generally in the election of directors, any such director or all such directors may be removed at any time but only for cause and only by the affirmative vote or written consent of the holders of at least a majority in voting power of all then outstanding shares of common stock, voting together as a single class. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,114,237	527,728	58,492	0

G.	To change the name of the new public entity to “OppFi Inc.” from “FG New America Acquisition Corp.” The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,653,432	3,656	43,369	0

H.

To, upon completion of the Business Combination, increase the authorized capital stock from 401,000,000 shares, consisting of 380,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), 20,000,000 shares of Class B common stock, par value $0.0001 per share (“Class B common stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (“preferred stock”), to 501,000,000 shares, which would consist of 500,000,000 shares of common stock, including (i) 379,000,000 shares of Class A common stock, (ii) 6,000,000 shares of Class B common stock, and (iii) 115,000,000 shares of Class V common stock, par value $0.0001 per share and 1,000,000 shares of preferred stock by creating an additional 100,000,000 shares of common stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,264,146	387,042	49,269	0

5.

Incentive Plan Proposal. To approve a new long-term equity incentive plan (the “Incentive Plan” and, collectively with the Business Combination Proposal, the NYSE Proposal and the Charter Proposal, the “condition precedent proposals”), including the authorization of the initial share reserve under the Incentive Plan. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,952,265	662,168	86,024	0

6.

ESPP Proposal. To approve a new employee stock purchase plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,916,344	737,462	46,651	0

7.

Director Election Proposal. To consider and vote upon a proposal to elect seven directors to serve staggered terms on the Board until immediately following the 2022, 2023 and 2024 annual meetings of the Company’s stockholders, as applicable, or until their respective successors are duly elected and qualified; alternatively, in the event the condition precedent proposals are not approved, to elect two directors to serve as Class I directors on the Board for a term of three years expiring at the annual meeting of stockholders to be held in 2024 or until each such director’s successor has been duly elected and qualified. The final voting tabulation for this proposal was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christina Favilla	22,649,523	50,934	0
Jocelyn Moore	22,649,435	51,022	0
Ted Schwartz	22,651,973	48,484	0
Jared Kaplan	22,650,097	50,360	0
Greg Zeeman	22,649,569	50,888	0
David Vennettilli	22,651,926	48,531	0
Todd Schwartz	22,169,948	530,509	0

Item 7.01. Regulation FD Disclosure.

Closing of the Business Combination

On July 20, 2021, the Company completed the Business Combination. On July 20, 2021, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Special Meeting of Stockholders

On July 19, 2021, FGNA and OppFi jointly issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01 and in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 20, 2021.

99.2	Press Release, dated July 19, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OppFi Inc.

By:	/s/ Shiven Shah
Name: Shiven Shah
Title:	Chief Financial Officer

Date: July 21, 2021